UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2023 (January 6, 2023)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02(e)	ENTRY INTO A MATERIAL COMPENSATORY PLAN

On January 6, 2023, Boston Omaha Corporation ("BOC"), with the approval of each of its Compensation Committee and Audit and Risk Committee of its Board of Directors, amended and restated the Operating Agreement of Boston Omaha Asset Management, LLC ("BOAM"), a subsidiary of BOC.  The Amended and Restated Operating Agreement (the "A&R Operating Agreement") grants to each of Brendan J. Keating, Adam K. Peterson and Alex B. Rozek as incentive compensation Class C “profits interest” units in BOAM.  Mr. Keating is a Director of BOC and has agreed to join BOAM as a Co-Managing Partner of BOAM.  Messrs. Rozek and Peterson are the Co-Chairmen of the Board and Co-Chief Executive Officers of BOC and have been elected as Co-Managing Partners of BOAM.

On January 11, 2023, Boston Omaha announced the hiring of Mr. Keating as a Co-Managing Partner of BOAM as well as the hiring of several other key individuals.  BOAM manages certain investments of BOC.  BOC announced it intends to expand the scope of BOAM by seeking to offer other investors the opportunity to invest alongside BOC. The first fund to be established is Boston Omaha Build for Rent ("BFR"). BFR is being established as BOC believes that  the BFR opportunity is better suited for a fund structure rather than a holding company structure. In the specific case of BFR, owning and operating residential homes for rent, at scale, may best be structured as a REIT. As a result, there are REIT ownership requirements that influence BOC's decision to fund this business with the combination of BOC's own capital and that of outside investors.

As BOC raises outside capital to invest alongside its own, management believes BOAM has the potential to receive revenue in two ways. The first source of potential revenues is from BOAM's actual capital investment in the idea and its performance over time. Second, BOAM has the potential to earn a share of the fund's profits for sourcing, managing, and operating the investment on the behalf  of outside partners through management fees and a carried interest in the fund's investments.   In addition, by raising capital for BFR and other potential projects from sources other than the sale of stock of BOC, BOC seeks to avoid equity dilution at BOC by raising capital for BFR through outside partners who retain an economic interest only in that specific fund and not in BOC as a whole.

The A&R Operating Agreement currently provides for BOC to own all of the Class A and Class B Units.  The Class C units are established as profits interests to provide incentive compensation to the Co-Managing Partners for assets owned by BOAM which have been funded by third parties.  No compensation under the Class C units is payable for BOC funded projects.

Class C Units hold no voting interest, and the Distribution Threshold shall be determined on a fund-by-fund basis. Any distributions with respect to either (A) carried interest actually received by BOAM, or with respect to sale proceeds relating to the carried interest due to BOAM, and derived from Fund One: Boston Omaha Build for Rent LP, or any subsequent fund, or (B) any Profits Distributions derived from the sale of any asset (other than Fund investments) held by BOAM, its subsidiaries, or any Fund, or any management fee that was not contributed by BOC, shall be promptly distributed to the members and the profits interest holders ratably in accordance with their respective Profits Interest Percentages; provided, however, that the Managers may first deduct amounts, in their sole discretion, in order to pay the reasonable expenses of BOAM.  The Managers shall promptly distribute cash received by BOAM as Tax Distributions from a Fund to the Members, and such Tax Distributions shall be treated as advances against amounts otherwise distributable pursuant to the A&R Operating Agreement.  Any management fees actually received by BOAM, or with respect to sale proceeds relating to the management fees due to BOAM, and derived from Fund One: Boston Omaha Build for Rent LP or any fund formed subsequent to the date hereof, shall be promptly distributed to the Members ratably in accordance with their respective Profits Interest Percentages. At the discretion of the Compensation Committee of the Board of Directors of BOC, any Profits Distributions payable to the holders of Class C units may be paid two-thirds in cash and one-third in shares of Class A common stock of Boston Omaha Corporation (such number of shares to be determined based upon the closing price for such shares as reported by the New York Stock Exchange, or if such shares are traded on another exchange, the closing price of such shares on such exchange as of the date of distribution of the Profits Distribution).

Also, on January 6, 2023, BOAM entered into a services agreement with Mr. Keating (the “Keating Services Agreement”).   The services agreement provides for base compensation of $250,000 per year commencing January 1, 2023 and also provides Mr. Keating for compensation for services on behalf of BOAM in 2022.  The current bonus arrangement for Mr. Keating is the receipt of the Class C profits interest units in BOAM.

The foregoing summary of the A&R Operating Agreement and the transactions contemplated thereby contained in this Item 5.02 does not purport to be a complete description and is qualified in its entirety by reference to the terms and conditions of the A&R Operating Agreement, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.  Capitalized terms used in this Item 5.02 have the meaning given to such terms in the A&R Operating Agreement.

The foregoing summary of the Keating Services Agreement and the transactions contemplated thereby contained in this Item 5.02 does not purport to be a complete description and is qualified in its entirety by reference to the terms and conditions of the Keating Employment Agreement, a copy of which is attached as Exhibit 10.2 and incorporated herein by reference.

ITEM 7.01	Regulation FD disclosure

On  January 11, 2023, BOAM and BOC issued a press release entitled "Boston Omaha Asset Management Adds Brendan Keating, Butch Burgers and Jessica Hayes to Management Team."  The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The press release was also simultaneously filed on BOC's website.   The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Amended and Restated Operating Agreement of Boston Omaha Asset Management, LLC dated January 6, 2023
10.2	Services Agreement with Brendan J. Keating dated January 6, 2023
99.1	Press Release dated January 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: January 11, 2023

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